Exhibit 99.6

FORM OF PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION PROXY CAMBRIDGE BANCORP SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ] THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby makes, constitutes, and appoints Hambleton Lord, Denis K. Sheahan, and R. Gregg Stone, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of Common Stock of Cambridge Bancorp, held of record by the undersigned on [ ], at a Special Meeting of Shareholders of Cambridge Bancorp to be held virtually via live webcast at [ ] on [ ] at [ ] or any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, and 3. The proxies named above also will vote in their discretion upon such other business as may properly come before the Special Meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the annual meeting. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet as described below before the Special Meeting. Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you had marked, signed, dated, and returned the proxy card. Before voting, read the proxy statement and proxy voting instructions. Thank you for voting. (Continued and to be marked, dated, and signed on the other side) ? PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ? Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held [ ]: The Proxy Statement is available at: http://www.viewproxy.com/CambridgeBancorp/2023

Please mark your votes like this The Board of Directors recommends a vote “FOR” Proposals 1, 2, and 3. Proposal 1. A proposal to approve the Agreement and Plan of Merger (the (Proposal 1. Continued) “merger agreement”), dated as of September 19, 2023, by and among entity (the “Holdco Merger”) and, following the Holdco Merger, at a time to Eastern Bankshares, Inc. (“Eastern”), Citadel MS 2023, Inc. (“Merger be determined by Eastern, Cambridge Trust will merge with and into Sub”), Eastern Bank, Cambridge Bancorp (“Cambridge”), and Cambridge Eastern Bank, with Eastern Bank as the surviving bank (the “Bank Merger” Trust Company (“Cambridge Trust”), pursuant to which Merger Sub will and together with the Merger and the Holdco Merger, the “Mergers”). merge with and into Cambridge, with Cambridge as the surviving entity (the “Merger”), and as soon as reasonably practicable following the merger, FOR AGAINST ABSTAIN Cambridge will merge with and into Eastern, with Eastern as the surviving Proposal 2. A proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of Cambridge in connection with the Merger. FOR AGAINST ABSTAIN Proposal 3. A proposal to approve one or more adjournments of the DO NOT PRINT IN THIS AREA Cambridge special meeting, if necessary, to permit further solicitation of (Stockholder Name & Address Data) proxies if there are not sufficient votes at the time of the Cambridge special meeting, or at any adjournment or postponement of that meeting, to approve the Merger Agreement. FOR AGAINST ABSTAIN In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any Please indicate if you plan to attend this meeting: adjournment thereof, including procedural matters and matters relating to the conduct of the annual meeting. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Date Signature CONTROL NUMBER Signature (Joint Owners) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. ? PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ? CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Vote Your Proxy by Phone: Vote Your Proxy by Mail: Go to www.aalvote.com/CATC Call 1-(866)-804-9616 Have your proxy card available Use any touch-tone telephone to Mark, sign, and date your proxy when you access the above vote your proxy. Have your proxy card, then detach it, and return it in website. Follow the prompts to card available when you call. the postage-paid envelope vote your shares. Follow the voting instructions to provided. vote your shares.